SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                November 3, 2005


                  AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                          0-20642                87-0375093
----------------------------     ------------------------   ------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
      of incorporation)                                     identification no.)

         714 Fairview Road, Greer, South Carolina            29651
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)

                                 (864) 848-1900
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                  This document contains a total of 18 pages.

Item 1.01 Entry into a Material Definitive Agreement

         On November 3, 2005, American Consolidated Management Group, Inc. entered into two convertible loan agreements. Each loan agreement was for the principal amount of $25,000, interest accrues under the arrangements at the rate of twelve percent per annum, and all principal and interest is due and payable in a single balloon payment on the one year anniversary of the agreements. In addition, the amounts owing under the loans is convertible into common stock at the rate of one share of common stock for every $.20 that is converted. The loan proceeds will be used for working capital and other corporate purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On November 3, 2005, American Consolidated Management Group, Inc. entered into two convertible loan agreements. These arrangements are described in Item 1.01.

Item 9.01 Financial Statements and Exhibits

         a. Financial statements of businesses acquired

                  Not applicable.

         b. Pro forma financial information

                  Not applicable.

         c. Exhibits

                 Number                        Description
                 ------                        -----------

                  10.1 Convertible Loan Agreement by and between the Company and Thomas J. Van Deren, dated November 3, 2005

                  10.2 Convertible Loan Agreement by and between the Company and William Steven Van Deren, dated November 3, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
                                    (Registrant)




Date: November 4, 2005              By   /s/  Ed Rensi
                                       ------------------------
                                       Ed Rensi CEO

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